SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009 (November 13, 2009)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 5.02:                                     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

(e)                                  On November 13, 2009, Waddell & Reed Financial, Inc. (the “Company”) entered into an Indemnification Agreement (the “Indemnification Agreement”) with (i) each of the Company’s current directors, including Alan W. Kosloff, Chairman of the Board, Dennis E. Logue, James M. Raines, Ronald C. Reimer, William L. Rogers and Jerry W. Walton and (ii) each of the Company’s current officers, including named executive officers Henry J. Herrmann, Chief Executive Officer; Daniel P. Connealy, Senior Vice President and Chief Financial Officer; Michael L. Avery, Senior Vice President and Chief Investment Officer; Thomas W. Butch, Senior Vice President and Chief Marketing Officer; and Daniel C. Schulte, Senior Vice President and General Counsel (each an “Indemnitee”).  The Company also expects to enter into an Indemnification Agreement with each of its future directors and such other members of senior management as the Company’s Board of Directors deems appropriate from time to time.

The Indemnification Agreement provides that the Company will (subject to certain exceptions) defend, hold harmless and indemnify the Indemnitee to the fullest extent permitted by law in connection with any proceeding covered by the Indemnification Agreement.  The Indemnification Agreement also provides that the Company will, to the fullest extent permitted by law, advance all expenses incurred by the Indemnitee in connection with a proceeding covered by the Indemnification Agreement.

The Indemnification Agreement contains procedures for determining the Indemnitee’s entitlement to indemnification and advancement of expenses and establishes presumptions in connection therewith.

Pursuant to the terms of the Indemnification Agreement, the Company will maintain director and officer liability insurance for so long as the Indemnitee serves as an officer or director of the Company and thereafter so long as the Indemnitee may be subject to any possible proceeding by reason of the fact that the Indemnitee served as an officer or director of the Company.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety to the actual terms of the Indemnification Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                         FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: November 16, 2009	By:	/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement